UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-3 Home Equity Pass-Through Certificates, Series 2002-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-23              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-3 Home Equity Pass-Through
Certificates, Series 2002-3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, Wshington Mutual Bank FA, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB Home Equity  Trust  Series  2002-3 Home Equity
Pass-Through Certificates, Series 2002-3
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 25, 2002          By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        61,250,000.00     59,577,265.98   4,204,364.92    104,657.40      4,309,022.32     0.00       0.00       55,372,901.06
A2        51,500,000.00     51,500,000.00           0.00    163,405.21        163,405.21     0.00       0.00       51,500,000.00
A3        32,250,000.00     32,250,000.00           0.00    143,692.56        143,692.56     0.00       0.00       32,250,000.00
P                100.00            100.00           0.00     44,099.69         44,099.69     0.00       0.00              100.00
AR               100.00              0.00           0.00          0.00              0.00     0.00       0.00                0.00
M1        16,750,000.00     16,750,000.00           0.00     44,424.72         44,424.72     0.00       0.00       16,750,000.00
M2A        8,500,000.00      8,500,000.00           0.00     27,301.53         27,301.53     0.00       0.00        8,500,000.00
M2B        2,750,000.00      2,750,000.00           0.00      8,477.64          8,477.64     0.00       0.00        2,750,000.00
B          7,250,000.00      7,250,000.00           0.00     27,344.58         27,344.58     0.00       0.00        7,250,000.00
TOTALS   180,250,200.00    178,577,365.98   4,204,364.92    563,403.33      4,767,768.25     0.00       0.00      174,373,001.06

X1       180,250,000.00    178,577,265.98           0.00          7.12              7.12     0.00       0.00      175,531,917.18
X2                 0.00              0.00           0.00          0.00              0.00     0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541NGR4      972.69005682     68.64269257       1.70869224      70.35138482      904.04736424      A1        2.040000 %
A2     22541NGS2    1,000.00000000      0.00000000       3.17291670       3.17291670    1,000.00000000      A2        3.807500 %
A3     22541NGT0    1,000.00000000      0.00000000       4.45558326       4.45558326    1,000.00000000      A3        5.346700 %
P      22541NGY9    1,000.00000000      0.00000000 ################ ################    1,000.00000000      P        12.179304 %
AR     22541NGU7        0.00000000      0.00000000       0.00000000       0.00000000        0.00000000      AR       12.179304 %
M1     22541NGV5    1,000.00000000      0.00000000       2.65222209       2.65222209    1,000.00000000      M1        3.080000 %
M2A    22541NHP7    1,000.00000000      0.00000000       3.21194471       3.21194471    1,000.00000000      M2A       3.730000 %
M2B    22541NHQ5    1,000.00000000      0.00000000       3.08277818       3.08277818    1,000.00000000      M2B       3.580000 %
B      22541NGX1    1,000.00000000      0.00000000       3.77166621       3.77166621    1,000.00000000      B         4.380000 %
TOTALS                990.71937773     23.32516092       3.12567381      26.45083473      967.39421682

X1     22541NGZ6      990.71992222      0.00000000       0.00003950       0.00003950      973.82478325      X1        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           November 25, 2002


Sec. 4.06(a)(i) Principal Remittance Amount                                            3,045,348.80

                Scheduled Principal Prepayments                                          129,400.85

                Principal Prepayments                                                  2,727,234.01

                Curtailments                                                             188,609.75

                Cutailment Interest Adjustments                                              418.40

                Repurchase Principal                                                           0.00

                Substitution Amounts                                                           0.00

                Net Liquidation Proceeds                                                       0.00

                Other Principal Adjustments                                                 -314.21

                Gross Interest                                                         1,817,914.76

                Recoveries From Prior Loss Determinations                                      0.00

                Reimbursements of Non-Recoverable Advances Previously Made                   685.88

                Recovery of Reimbursements Previously Deemed Non-Recoverable                   0.00

Prepayment Penalties
                Number of Loans with Respect to which Prepayment Penalties were Collected        18

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                     869,927.58

                Amount of Prepayment Penalties Collected                                  44,098.68


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                            November 25, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                              4,282

                        Beginning Aggregate Loan Balance                                          170,468,540.75

                        Ending Number of Loans Outstanding                                                 4,463

                        Ending Aggregate Loan Balance                                             175,531,235.93

Sec. 4.06(a)(v)         Servicing Fees                                                                 74,458.60

                        Trustee Fee, Credit Risk Manager Fee, & FSA Premium                            13,299.39

Sec. 4.06(a)(vii)       Current Advances                                                                     N/A

                        Aggregate Advances                                                                   N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         75            3,497,461.52                  1.99 %
                2 Month         15              574,724.80                  0.33 %
                3 Month          6              469,754.48                  0.27 %
                 Total          96            4,541,940.80                  2.59 %

                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           November 25, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                4                195,999.43                 0.11 %

                * Only Current Bankruptcies are reflected in the table above.


                Balance of Bankruptcies delinquent 31 to 60 Days (Total)                                   0.00
                * Above Figures provided for calculation of Rolling 3 Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %


Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%



                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           November 25, 2002

Section 4.04(a)(xii)    Current Realized Losses                                                         0.00

                        Cummulative Realized Losses (Total)                                             0.00

Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                      781.25

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement                                                2.32

Sec. 4.04 (a)(xv)       Insured Payments                                                                0.00

Trigger Event           Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)               No
                        Rolling 3 Month Delinquency Rate                                           0.50850 %
                        Sr. Enhancement Percentage x 16.5%                                         3.42232 %
                        OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal.
                        exceed Cumulative Loss Limit?)
                        Cumulative Loss % of Original Aggregate Collateral Balance                 0.00000 %
                        Cumulative Loss Limit                                                      5.00000 %

O/C Reporting           Targeted Overcollateralization Amount                                   6,759,382.50
                        Ending Overcollateralization Amount                                     1,159,016.12
                        Ending Overcollateralization Deficiency                                 5,600,366.38
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 1,159,016.12
                        Payment to Class X-1                                                            7.12


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
